Investor Presentation

March 12, 2009

BANCORP RHODE ISLAND, INC.

Forward Looking Statements

Certain statements contained in this presentation are “Forward Looking Statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward Looking Statements may be identified by the use of forward looking terminology such as “may,” “believes,” “intends,” “expects,” and “anticipates” or similar terms or variations of these terms. Actual results could differ materially from those set forth in Forward Looking Statements due to a variety of factors including, without limitation, competition, interest rate risk, credit risk, political and economic conditions and regulatory issues. Further information on these risk factors is included in our Annual Report on Form 10-K and other filings with the Securities and Exchange Commission.

IMPORTANT INFORMATION
Bancorp Rhode Island, Inc. (“BancorpRI”) will file a proxy statement in connection with its 2009 annual meeting of shareholders. BancorpRI shareholders are strongly advised to read the proxy statement and the accompanying WHITE proxy card when they become available, as they will contain important information. Shareholders will be able to obtain this proxy statement, any amendments or supplements to the proxy statement and other documents filed by BancorpRI with the Securities and Exchange Commission for free at the Internet website maintained by the Securities and Exchange Commission at www.sec.gov. Copies of the proxy statement and any amendments and supplements to the proxy statement will also be available for free at BancorpRI's Internet website at www.bankri.com or by writing to Bancorp Rhode Island, Inc., One Turks Head Place, Providence, Rhode Island 02903, Attention: Investor Relations.

INFORMATION REGARDING PARTICIPANTS
Detailed information regarding the names, affiliations and interests of individuals who are participants in the solicitation of proxies of BancorpRI's shareholders is available on Schedule 14A filed with the Securities and Exchange Commission on January 30, 2009.

BANCORPRI
BANCORP RHODE ISLAND, INC.

Who We Are


Woonsocket
Providence
East Providence
Cranston
Warwick
East Greenwich
Existing Branches
Operations Center
Cities

Profile

- Formed in March 1996
- $1.5 billion commercial bank
- NASDAQ listed (since 1998): BARI
- 16 branches in Greater Providence area
- Headquartered in Providence, state capital
- Approximately 75% of RI's population, jobs and businesses are located in Greater Providence area

BANCORPRI
BANCORP RHODE ISLAND, INC.

Key Strengths

Strong Management Team

- Focused on delivering results and creating long-term value for shareholders
- Experienced team includes large bank expertise
- Consistent track record
- Highly visible in the Rhode Island community

Prudent Credit Culture

- Conservative credit culture delivers moderate level of NPRs and low level of net charge offs
- Diversified loan portfolio
- Credit team has significant credit management expertise
- Precautions taken and monitoring processes established to weather current economic storm
- Credit culture extends to investment portfolio

Key Strengths

Significant Excess Capital

- In the challenging economic times, being robustly capitalized is essential to preserving and enhancing shareholder value
- Issued $30 million in preferred stock to U.S. Treasury
- Total Capital (To Risk-Weighted Assets) at 15.48%; Tangible Common Equity Ratio at 7.09%
- Ability to withstand a prolonged credit / economic downturn and to continue to lend

Solid Liquidity Position

- Solid core deposit base with 59% transaction accounts
- Strong liquidity supported by diversified funding sources

Key Strengths

Favorable Growth Opportunities

- Take-away strategy enhanced as competitors are weakened by losses
- Targeted marketing and business development efforts
- Commitment to lending while other banks have slowed
- Attracting superior industry talent

Strategic & Transparent Business Plan

- Focus on our niche; commercial bank with high-touch retail presence
- Maintain disciplined credit culture
- Operate with increasing efficiencies
- Capitalize on strong local brand
- Be nimble and responsive to local and macro-economic environment

Investment Portfolio

Balance at 12/31/2008 - $342 million



FHLB Stock 5%
US Treasuries 3%
US Agencies 14%
Corporate Bonds 1%
Trust Preferred 1%
CMOs 17%
Mortgage Backed Securities (Adj) 16%
Mortgage Backed Securities (Fixed) 43%

BANCORP RI
BANCORP RHODE ISLAND, INC.

Diversified Loan Portfolio

Balance at 12/31/2008 - $1.07 billion



Construction
2%
Leases and other
5%
Multi family
5%
Small business
5%
Residential Mortgages
21%
Commercial real estate - nonowner occupied
12%
Commercial & Industrial
15%
Consumer Loans
19%
Commercial real estate - owner occupied
16%

BANCORP RHODE ISLAND, INC.

Commercial Loan Growth



($ in millions)
13% CAGR
$700
$600
$500
$400
$300
$200
$100
$-
$403
$438
$520
$574
$658
2004
2005
2006
2007
2008

BANCORP RHODE ISLAND, INC.

Consumer and Residential Loan Portfolio


Consumer Portfolio
($ in millions)
$250
$200
$150
$100
$50
$-
$167
$206
$221
$216
$207
2004
2005
2006
2007
2008


Residential Mortgage Portfolio
($ in millions)
$350
$300
$250
$200
$150
$100
$50
$-
$316
$306
$264
$249
$213
2004
2005
2006
2007
2008

Consumer Loan Snapshot

99% of consumer portfolio is Home Equity Lines or Loans

Credit Score Distribution


> 750 67%
701 - 750 20%
661 - 700 7%
621 - 660 3%
<620 3%

BANCORP RI
BANCORP RHODE ISLAND, INC.

Consumer Loan Snapshot

Lien Position Distribution



1st Position Lien
35%
2nd Position Lien
65%

BANCORPRI
BANCORP RHODE ISLAND, INC.

Residential Mortgage Snapshot

As of 12/31/08



Owner Occupied Second 4%
Non Owner Occupied 8%
Owner Occupied Primary 88%

Residential Portfolio	$212,665,148
Total Delinquencies	1.8%
Weighted Average FICO	730

BANCORP RI
BANCORP RHODE ISLAND, INC.

Residential Portfolio Credit Score Distribution



35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
($ in thousands)
1,627
8,894
516
2,332
4
3,832
534
8,334
9,113
15,694
16,325
18,719
17,273
27,403
29,552
20,822
<600
600 - 619
620 - 639
640 - 659
660 - 679
680 - 699
700 - 719
720 - 739
740 - 759
760 - 779
780 - 799
>799
Credit Score
Current Balance
Delinquent Balance

BANCORPRI
BANCORP RHODE ISLAND, INC.

Credit Quality of Loan Portfolios



% of total loans
Loan Portfolio NCOs
0.14%
0.12%
0.10%
0.08%
0.06%
0.04%
0.02%
0.00%
-0.02%
Q4 07
Q1 08
Q2 08
Q3 08
Q4 08
Consumer Loans
Residential Mortgages
Commercial Loans
Commercial Real Estate

BANCORP RI
BANCORP RHODE ISLAND, INC.

Credit Quality of Loan Portfolios



Loan Portfolio 30 - 89 Days Past Due
% of total loans
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
Q4 07
Q1 08
Q2 08
Q3 08
Q4 08
Consumer Loans
Residential Mortgages
Commercial Loans
Commercial Real Estate



Loan Portfolio NPLs
% of total loans
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
Q4 07
Q1 08
Q2 08
Q3 08
Q4 08
Consumer Loans
Residential Mortgages
Commercial Loans
Commercial Real Estate

BANCORP RHODE ISLAND, INC.

Deposits / Retail Repurchase Agreements

Retail Liability Growth


($ in thousands)
$1,200
$1,000
$800
$600
$400
$200
2004
2005
2006
2007
2008
Demand Deposits
Savings
Retail CD's
Brokered CDs
Repurchase Agreements

BANCORP RI
BANCORP RHODE ISLAND, INC.

Retail Liabilities

Total deposit and retail repurchase balances at 12/31/2008 - $1.10 billion


Repurchase Agreements 5%
Brokered CD's 3%
Demand Deposits 21%
Retail CD's 36%
Savings 35%

BANCORPRI
BANCORP RHODE ISLAND, INC.

Financial Results

Net Income



($ in millions)
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$8.6
$9.6
$7.7
$9.0
$9.1
2004
2005
2006
2007
2008

BANCORP RI
BANCORP RHODE ISLAND, INC.

Financial Results

Net Interest Margin


3.60%
3.40%
3.20%
3.00%
2.80%
2.60%
3.47%
3.25%
2.91%
2.98%
3.29%
Q4 2004
Q4 2005
Q4 2006
Q4 2007
Q4 2008

Non Interest Expense


(in millions)
$40.0
$38.0
$36.0
$34.0
$32.0
$30.0
$28.0
$32.9
$36.3
$38.7
$38.0
$37.9
2004
2005
2006
2007
2008

BANCORPRI
BANCORP RHODE ISLAND, INC.

Financial Results

Earning per share (Diluted)



$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$2.04
$2.04 *
$1.57
$1.84 **
$1.96 **
2004
2005
2006
2007
2008

* Reflects impact of issuance of 628,418 shares in common stock offerings, netting $21.5 million
** Reflects impact of repurchase program of 344,800 shares, 305,200 in 2007 and 39,600 in 2008

BANCORP RI
BANCORP RHODE ISLAND, INC.

2008 Results

- Executed on Business Plan
  - Expanded Margin
  - Loan Growth
  - Deposit Growth
  - Expense Control

BANCORP RI
BANCORP RHODE ISLAND, INC.

2009 Lending Update

- $30 Million Home Equity Loan Refi Campaign undertaken to lever TARP funding
- Approved average FICO Score 740
- Average approved LTV 64%
- Commercial Lending pipeline strong

BANCORPRI
BANCORP RHODE ISLAND, INC.

Attractive Valuation

Market price as of March 10, 2009 - $16.53

Book Value Per Common Share	$26.14
Price to Book Value Per Common Share	0.63
Tangible Book Value Per Common Share	$23.52
Price to Tangible Book Value Per Common Share	0.70
Price to TTM Earnings	8.26
Shares Outstanding (net)	4,569,704
Quarterly Dividend (per share)	$0.17
Dividend Yield	3.99%
Market Capitalization (in Millions)	$75.5
Tangible Common Equity Ratio	7.09%
Tier 1 Capital Ratio	10.04%
Total Capital (To Risk-Weighted Assets)	15.48%

Based on December 31, 2008 Financial Data

BANCORP RI
BANCORP RHODE ISLAND, INC.

NASDAQ: BARI